Exhibit 10.93

EXECUTION VERSION

SECOND AMENDMENT
DATED AS OF JUNE 21, 2006

This SECOND AMENDMENT (this “Amendment”) is entered into among WORLDSPAN TECHNOLOGIES INC., a Delaware corporation (“WTI”), WS HOLDINGS LLC, a Delaware limited liability company (“LP”), WORLDSPAN, L.P., a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

1.             Reference is made to the Credit Agreement (as amended, the “Credit Agreement”), dated as of February 11, 2005, among WTI, LP, the Borrower, the Lenders party thereto, J.P. Morgan Securities Inc. and UBS Securities LLC, as joint advisors, J.P. Morgan Securities Inc., UBS Securities LLC and Lehman Brothers Inc., as joint book-runners, J.P. Morgan Securities Inc., UBS Securities LLC, Lehman Brothers Inc., Deutsche Bank Securities Inc. and Goldman Sachs Credit Partners L.P., as joint lead arrangers, UBS Securities LLC, as syndication agent, Lehman Commercial Paper Inc., Deutsche Bank Securities Inc. and Goldman Sachs Credit Partners L.P., as documentation agents, and the Administrative Agent.  Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement as amended hereby.

2.             The Borrower has requested that the Credit Agreement be amended as herein set forth.

3.             Each of the Lenders party hereto are willing to enter into such amendment, on the terms and conditions stated below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                   Amendment to Credit Agreement.

(a)           Section 7.9 of the Credit Agreement is amended by deleting, immediately following the proviso in clause (a) thereof, subclause (i) thereof in its entirety and replacing such subclause with the following:

“(i) the Borrower may (x) refinance the Senior Notes as permitted under Section 7.2(f) and (y) repurchase up to $50,000,000 in the aggregate of Senior Notes; provided that such amount shall be reduced by the amount of distributions paid by the Borrower pursuant to Section 7.6(c)(iii); and provided, further that, after giving effect to any such repurchase, there shall be no Revolving Credit Loans outstanding at the time of such distribution,”

(b)           Section 7.10 of the Credit Agreement is amended by deleting the last sentence thereof in its entirety and replacing such sentence with the following:

“Notwithstanding the foregoing, if no Default or Event of Default has occurred and is continuing, the Borrower may (i) pay to WTI, LP or the Sponsors (A) the out-of-pocket expenses permitted to be paid under Section 7.6(c)(i) and (B) the amounts permitted to be paid to WTI to repurchase WTI Notes under Section 7.6(c)(iii) from one or more

Affiliates and (ii) repurchase the Senior Notes in accordance with Section 7.9(a)(i)(y) from one or more Affiliates.”

(c)           Section 7.6 of the Credit Agreement is amended by adding a new subclause (iii) to clause (c) as follows:

“(iii) to permit WTI to repurchase WTI Notes in an amount not to exceed $50,000,000 in the aggregate; provided that such amount shall be reduced by the amount of any repurchases of Senior Notes by the Borrower pursuant to Section 7.9(a)(i)(y); and provided, further that, after giving effect to any such distribution, there shall be no Revolving Credit Loans outstanding at the time of such repurchase”

SECTION 2.                   Conditions to Effectiveness.  The amendment contained in Section 1 shall be effective upon satisfaction of each of the following conditions precedent on or before June 30, 2006:

(a)           The Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders, WTI, LP and the Borrower and counterparts of the Consent appended hereto (the “Consent”) executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”).

(b)           The Borrower shall have paid to each of the Lenders consenting to and executing this Amendment by 5:00 p.m. (noon), Monday, June 19, 2006, an amendment fee equal to the product of 0.05% multiplied by the sum of such Lender’s Revolving Credit Commitment plus the principal amount of such Lender’s Term Loans outstanding immediately prior to the effective date of this Amendment.

(c)           All other fees and expense reimbursements payable by any Loan Party to the Administrative Agent shall have been paid.

SECTION 3.                   Representations and Warranties.

WTI, LP and the Borrower jointly and severally represent and warrant that:

(a)           Authority.  Each of WTI, LP and the Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment.  Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby.  The execution, delivery and performance by WTI, LP and the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b)           Enforceability.  This Amendment has been duly executed and delivered by WTI, LP and the Borrower and the Consent has been duly executed and delivered by each Grantor.  When this Amendment becomes effective as set forth in Section 2, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

2

(c)           Representations and Warranties.  The representations and warranties made by each Loan Party in the Loan Documents are true and correct in all material respects on the date hereof, and will be true and correct in all material respects when this Amendment becomes effective, both before and after giving effect to this Amendment, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

(d)           No Default.  No Default has occurred and is continuing.

SECTION 4.                   Reference to and Effect on the Loan Documents.

(a)           If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           The Credit Agreement, as amended hereby, and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(d)           This Amendment is a Loan Document.  The provisions of Sections 10.13 and 10.21 of the Credit Agreement shall apply with like effect to this Amendment.

SECTION 5.                   Counterparts.  This Amendment and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment (or any authorization to execute this Amendment) or the Consent by facsimile shall be effective as delivery of a manually executed counterpart thereof.

SECTION 6.                   Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

WORLDSPAN TECHNOLOGIES INC.

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WS HOLDINGS LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN, L.P.

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Lender and Administrative Agent

By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Vice President

Deutsche Bank AG, New York Branch, as Lender

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

Deutsche Bank AG, New York Branch, as Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Frank Turner
	Name:	Frank Turner
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

UBS Loan Finance LLC, as Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

Lender Signature Page to Worldspan Second Amendment

ARES ENHANCED LOAN INVESTMENT		ARES IIR CLO LTD.
STRATEGY, LTD.
		By:	Ares CLO Management IIR, L.P.,
By:	Ares Enhanced Loan Management,		Investment Manager
L.P., Investment Manager
		By:	Ares CLO GP IIR, LLC,
By:	Ares Enhanced Loan GP, LLC		Its General Partner
Its General Partner
		By:	/s/ David A. Sachs
By:	/s/ David A. Sachs		Name: David A. Sachs
	Name:David A. Sachs		Title: Vice President
Title:Vice President

ARES ENHANCED LOAN INVESTMENT		ARES IV CLO LTD.
STRATEGY II, LTD.
		By:	Ares CLO Management IV, L.P.,
By:	Ares Enhanced Loan Management II,		Investment Manager
L.P., Investment Manager
		By:	Ares CLO GP IV, LLC
By:	Ares Enhanced Loan GP II, LLC		Its General Partner
Its General Partner
		By:	/s/ David A. Sachs
By:	/s/ David A. Sachs		Name:David A. Sachs
	Name:David A. Sachs		Title:Vice President
Title:Vice President

ARES ENHANCED CREDIT		ARES VR CLO LTD.
OPPORTUNITIES FUND LTD.
		By:	Ares CLO Management VR, L.P.,
By:	Ares Enhanced Credit Opportunities		Investment Manager
Fund Management, L.P.
		By:	Ares CLO GP VR, LLC,
By:	/s/ David A. Sachs		Its General Partner
Name: David A. Sachs
	Title: Vice President	By:	/s/ David A. Sachs
Name: David A. Sachs
Title: Vice President

ARES LEVERAGED INVESTMENT FUND
II, L.P.

By:	Ares Management II, L.P.
Its General Partner

By:	/s/ David A. Sachs
Name: David A. Sachs
Title: Vice President

Lender Signature Page to Worldspan Second Amendment

ARES VIR CLO LTD.		ARES IX CLO LTD.

By:	Ares CLO Management VIR, L.P.,	By:	Ares CLO Management IX, L.P.,
	Investment Manager		Investment Manager

By:	Ares CLO GP VIR, LLC,	By:	Ares CLO GP IX, LLC,
	Its General Partner		Its General Partner

By:	/s/ David A. Sachs	By:	/s/ David A. Sachs
	Name: David A. Sachs		Name: David A. Sachs
	Title: Vice President		Title: Vice President

ARES VII CLO LTD.		ARES X CLO LTD.

By:	Ares CLO Management VII, L.P.,	By:	Ares CLO Management X, L.P.,
	Investment Manager		Investment Manager

By:	Ares CLO GP VII, LLC,	By:	Ares CLO GP X, LLC,
	Its General Partner		Its General Partner

By:	/s/ David A. Sachs	By:	/s/ David A. Sachs
	Name: David A. Sachs		Name: David A. Sachs
	Title: Vice President		Title: Vice President

ARES VIII CLO LTD.		CONFLUENT 2 LIMITED

By:	Ares CLO Management VIII, L.P.,	By:	Ares Private Account Management I,
	Investment Manager		L.P., as Sub-Manager

By:	Ares CLO GP VIII, LLC,	By:	Ares Private Account Management I,
	Its General Partner		GP, LLC, as General Partner

By:	/s/ David A. Sachs	By:	Ares Management LLC, as Manager
Name: David A. Sachs
	Title: Vice President	By:	/s/ David A. Sachs
Name: David A. Sachs
Title: Vice President

Lender Signature Page to Worldspan Second Amendment

LAGUNA FUNDING LLC,
as Lender

By:	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

Lender Signature Page to Worldspan Second Amendment

Bear Stearns Institutional Loan Master Fund

By:	Bear Stearns Asset Management, Inc.
as its attorney-in-fact

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Signature Page to Worldspan Second Amendment

Bear Stearns Loan Trust

By:	Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Signature Page to Worldspan Second Amendment

GALLATIN CLO II 2005-1 LTD.

By:	Bear Stearns Asset Management, Inc.
as its Collateral Manager

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Signature Page to Worldspan Second Amendment

Gallatin Funding I Ltd.

By:	Bear Stearns Asset Management, Inc.
as its Collateral Manager

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Signature Page to Worldspan Second Amendment

Grayston CLO II 2004-1 LTD.

By:	Bear Stearns Asset Management, Inc.
as its Collateral Manager

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Signature Page to Worldspan Second Amendment

By:	Callidus-Debt Partners CLO Fund II, Ltd.

By:	Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Lender Signature Page to Worldspan Second Amendment

By:	Callidus-Debt Partners CLO Fund III Ltd.

By:	Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Lender Signature Page to Worldspan Second Amendment

AZURE Funding
as Lender

By:	/s/ Eugene Caraus
	Name:	Eugene Caraus
	Title:	Attorney-in-fact

Lender Signature Page to Worldspan Second Amendment

GOF Loan Funding LLC,
as Lender

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Lender Signature Page to Worldspan Second Amendment

COMMERZBANK AG, NEW YORK
AND GRAND CAYMAN BRANCHES,
as Lender

By:	/s/ Isabel S. Zeissig
	Name:	Isabel S. Zeissig
	Title:	Vice President

By:	/s/ Charles W. Polet
	Name:	Charles W. Polet
	Title:	Assistant Treasurer

Lender Signature Page to Worldspan Second Amendment

BLUE SHIELD OF CALIFORNIA
as Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

Franklin CLO I, Limited
as Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

Franklin CLO II, Limited
as Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

FRANKLIN CLO IV, LIMITED
as Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

FRANKLIN CLO V, LTD
as Lender

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

FRANKLIN FLOATING RATE DAILY ACCESS FUND
as Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

FRANKLIN FLOATING RATE MASTER SERIES
as Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

FRANKLIN TOTAL RETURN FUND
as Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Lender Signature Page to Worldspan Second Amendment

GoldenTree Capital Opportunities, LP,
By:	GoldenTree Asset Management, LP,
as Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GoldenTree Credit Opportunities Financing I, Limited
By:	GoldenTree Asset Management, LP,
as Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GoldenTree Loan Opportunities, I, Limited
By:	GoldenTree Asset Management, LP,
as Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GoldenTree Loan Opportunities, II, Limited
By:	GoldenTree Asset Management, LP,
as Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GoldenTree Loan Opportunities, III, LIMITED
By:	GoldenTree Asset Management, LP,
as Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrator for, GE
COMMERCIAL LOAN HOLDING LLC
as Lender

By:	/s/ Robert M. Kadlick
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GENERAL ELECTRIC CAPITAL
CORPORATION,
as Lender

By:	/s/ James R. Persico
	Name:	James R. Persico
	Title:	Duly Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrator for,
MERRITT CLO HOLDING LLC
as Lender

By:	/s/ Robert M. Kadlick
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

Lender Signature Page to Worldspan Second Amendment

Lightpoint CLO III, Ltd.
Lightpoint CLO IV, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

Lender Signature Page to Worldspan Second Amendment

Regions Bank,
as Lender

By:	/s/ Stephen H. Lee
	Name:	Stephen H. Lee
	Title:	Senior Vice President

Lender Signature Page to Worldspan Second Amendment

Baker Street Funding CLO 2005-1 Ltd.,
as Lender

By:	/s/ Ian M. Burt
	Name:	Ian M. Burt
	Title:	Managing Director
SunTrust Capital Markets, Inc.

Lender Signature Page to Worldspan Second Amendment

Trimaran CLO IV Ltd
By:	Trimaran Advisors, L.L.C.,
as Lender

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

Lender Signature Page to Worldspan Second Amendment

UBS AG, Stamford Branch
as Lender

By:	/s/ Christopher M. Altkin
	Name:	Christopher M. Altkin
	Title:	Associate Director
Banking Products
Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director
Banking Products
Services, US

Lender Signature Page to Worldspan Second Amendment

WB Loan Funding 7, LLC,
as Lender

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Lender Signature Page to Worldspan Second Amendment

WB Loan Funding 6, LLC,
as Lender

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Lender Signature Page to Worldspan Second Amendment

CONSENT

Dated as of June 21, 2006

The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents hereby consent and agree to the foregoing Second Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Second Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Second Amendment and (ii) each of the Guarantee and Collateral Agreement and the other Security Documents and the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said Second Amendment.

WORLDSPAN TECHNOLOGIES INC.

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WS HOLDINGS LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN, L.P.

By:	WORLDSPAN TECHNOLOGIES INC.,
its General Partner

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WS FINANCING CORP.

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN SOUTH AMERICAN HOLDINGS
LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN S.A. HOLDINGS II, L.L.C.

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN IJET HOLDINGS, LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN XOL LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN BBN HOLDINGS, LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN DIGITAL HOLDINGS, LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN STOREMAKER HOLDINGS,
LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN VIATOR HOLDINGS, LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer

WORLDSPAN OPENTABLE HOLDINGS, LLC

By:	/s/ Kevin W. Mooney
	Name:	Kevin W. Mooney
	Title:	Chief Financial Officer